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                                                                   EXHIBIT 99.2


                           CONSENT OF LYLE R. KNIGHT


        I, Lyle R. Knight, do hereby consent to be named as nominee to the Board of Directors of SKYMALL, INC., a Nevada corporation (the "Company"), in the Company's Registration Statement on Form S-1, including any pre-effective and post-effective amendments thereto, to be filed with the Securities and Exchange Commission.


                                            /s/ LYLE R. KNIGHT
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